LiveWell Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated May 24, 2018

to the Prospectus Dated May 1, 2018

This Supplement describes an important change that is being made to one of the investment options available under your Contract.  Please read this Supplement carefully and retain it with your Prospectus for future reference.

With respect to the BlackRock iShares® Alternative Strategies V.I. Fund (the “Fund”), this supplement will alter the prospectus for the flexible premium deferred variable annuity contract listed above in the following manner:

On May 8, 2018, the Board of Directors of BlackRock Variable Series Funds, Inc. approved the liquidation of BlackRock iShares® Alternative Strategies V.I. Fund, a series of the Company.

The Fund is expected to be liquidated on or about August 15, 2018 (the “Liquidation Date”). On or before the Liquidation Date, the Fund will cease investing its assets in accordance with its stated investment objective and policies.

In preparation for this liquidation, effective July 15, 2018, Midland National will close the BlackRock iShares® Alternative Strategies V.I. Fund to all investors, including: (i) all new allocations of premiums from new contract owners into the Fund, and (ii) incoming transfers of account value from current contract owners investing in the BlackRock iShares® Alternative Strategies V.I. Fund.

Under Separate Account Investment Options, the following Fund will be closed to all investors as of July 15, 2018 and the Fund will be liquidated on or about August 15, 2018.

BlackRock iShares® Alternative Strategies V.I. Fund

Under APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS, the following Fund will be closed to all investors as of July 15, 2018 and the Fund will be liquidated on or about August 15, 2018.

BlackRock iShares® Alternative Strategies V.I. Fund Class III	Seek to achieve long term growth of capital and risk adjusted returns.	BlackRock Advisors, LLC

*                      *                      *

If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas 66675-8547.

Please retain this supplement for future reference.